 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

ALLIED GAMING & ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, NY 10151

(Address of Principal Executive Offices) (Zip Code)

(646) 768-4240

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGAE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 16, 2023, Allied Mobile Entertainment (Hong Kong) Limited (“AME”), a wholly-owned subsidiary of Allied Gaming & Entertainment, Inc. (the “Company”), entered into an Equity Interest Purchase Agreement (the “Purchase Agreement”) with, among others, Beijing Lianzhong Co., Ltd. (the “Seller”) and Beijing Lianzhong Zhihe Technology Co., Ltd. (the “Target Company”), pursuant to which AME agreed to acquire 40% equity interest in the Target Company held by the Seller for a total purchase price of $7,000,000 in cash (the “Acquisition”). Pursuant to the terms of the Purchase Agreement, AME has the right to appoint three (3) out of five (5) members of the Board of Directors of the Target Company, and AME also will acquire certain rights held by the Seller as the major shareholder of the Target Company prior to the Acquisition. The Acquisition is subject to customary closing conditions and is expected to close by the end of September 2023.

The foregoing description is a summary, does not purport to be a complete description of the Purchase Agreement, and is subject to, and qualified entirely by reference to, the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s next periodic report to be filed with the SEC.

On August 16, 2023, the Company issued a press release announcing the Acquisition, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated August 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: August 16, 2023	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer

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